UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
___________________________

Date of Report (Date of earliest event reported) July 21,  2011

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

16867533v1

Item 1.01                      Entry into a Material Definitive Agreement

On July 21, 2011, Duckwall-ALCO Stores, Inc. (the "Company"), closed on a Credit Agreement (the "Facility") with Wells Fargo National Association ("Wells Fargo").  The $120 million Facility has a term of five years and replaces the Company's previous revolving $120 million credit facility with Bank of America, N.A. and Wells Fargo Retail Finance, LLC executed in February 2010.  As of the end of the Company's first fiscal 2012 quarter, May 1, 2011, the Company had $58.9 million borrowed under its previous revolving credit facility.
 .
The amount advanced to the Company on any Base Rate Loan (as such term is defined in the Facility) bears interest at the highest of (a) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo as its “prime rate”; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) the LIBO Rate for a 30 day interest period as determined on such day, plus 1.0%. Amounts advanced with respect to any LIBO Borrowing for any Interest Period, (as those terms are defined in the Facility), shall bear interest at an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to (a) the LIBO rate for such Interest Period multiplied by (b) the Statutory Reserve Rate (as defined in the Facility). The loan agreement contains various restrictions that are applicable when outstanding borrowings reach certain thresholds, including limitations on additional indebtedness, prepayments, acquisition of assets, granting of liens, certain investments and payments of dividends.

A copy of the Credit Agreement is attached hereto as Exhibit 99.1 as set forth  below in Item 9.01 and incorporated herein by reference. The foregoing description of the terms of the Facility is qualified in its entirety by reference to the full text of the exhibit.

Item 2.03                      Creation of  a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 7.01                      Regulation FD Disclosure.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 7.01.

On July 21, 2011, the Company issued a press release attached as Exhibit 99.2, incorporated into this Item 7.01 by reference, to announce that the Company has closed on the Facility described above in Item 1.01.

Item 9.01.                      Exhibits.

(d) Exhibits

99.1	Credit Agreement dated July 21, 2011.
99.2	Press Release dated July 21, 2011, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

16867533v1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2011	DUCKWALL-ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

16867533v1

INDEX TO EXHIBITS

99.1	Credit Agreement dated July 21, 2011.
99.2	Press Release dated July 21, 2011.

16867533v1